SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of Earliest Event Reported)   March 29, 1995



                          MAYNARD OIL COMPANY
   -----------------------------------------------------------------
         (Exact name of registrant as specified in its charter)



  Delaware                     0-5704              75-1362284
  ---------------            -----------       -----------------
  (State or other            (Commission          (IRS Employer
  jurisdiction of            File Number)      Identification No.)
  incorporation)


   8080  N. Central Expressway, Suite 660, Dallas, Texas 75206
  --------------------------------------------------------------

  Registrant's telephone number, including area code:  (214) 891-8880



                            INFORMATION TO BE INCLUDED
                                   IN THE REPORT

  Item 7.   Financial Statements and Exhibits.

            (a)  Financial Statements of business acquired

                 (1)  Report of Independent Accountants

                 (2) Historical Financial Summaries of The Interests in the Oil and Gas Revenues and Direct Operating Expenses of the Properties Acquired by Maynard Oil Company from Pennzoil Exploration and Production Company for the years ended December 31, 1994 and 1993

                 (3) Notes to Historical Financial Summaries of The Interests in the Oil and Gas Revenues and Direct Operating Expenses of the Properties Acquired by Maynard Oil Company from Pennzoil Exploration and Production Company for the years ended December 31, 1994 and 1993.

                 (4)  Supplementary Oil and Gas Information (Unaudited)

            (b)  Pro Forma Financial Information.

                 (1) Pro Forma Condensed Consolidated Statement of Operations (Unaudited) Year Ended December 31, 1994.

                 (2) Pro Forma Condensed Consolidated Statement of Operations (Unaudited) Three Months Ended March 31, 1995

                 (3) Notes to Pro Forma Consolidated Financial Statements (Unaudited)

                 (4)  Supplementary Oil and Gas Information (Unaudited)

            (c)  Exhibits

                 See Index to Exhibits


                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          MAYNARD OIL COMPANY


                                          BY:  /s/ Kenneth W. Hatcher
                                             _________________________
                                               Kenneth W. Hatcher
                                               Vice President of Finance

  Dated:  June 12, 1995


                                 INDEX TO EXHIBITS


  Exhibit No.    Description of Document
  -----------    -----------------------

  2.1 Purchase and Sale Agreement with Pennzoil Exploration and Production Company dated February 1, 1995 (together with a list briefly identifying the contents of all omitted exhibits, schedules and appendices thereto). The Registrant agrees to provide copies of such exhibits, schedules and appendices to the Commission upon request.

  23             Independent Auditors' Consent

  99.1           Report of Independent Accountants

  99.2 Historical Financial Summaries of The Interests in the Oil and Gas Revenues and Direct Operating Expenses of the Properties Acquired by Maynard Oil Company from Pennzoil Exploration and Production Company for the years ended December 31, 1994 and 1993

  99.3 Notes to Historical Financial Summaries of The Interests in the Oil and Gas Revenues and Direct Operating Expenses of the Properties Acquired by Maynard Oil Company from Pennzoil Exploration and Production Company for the years ended December 31, 1994 and 1993

  99.4           Supplementary Oil and Gas Information (Unaudited)

  99.5           Unaudited Pro Forma Condensed Financial Statements